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PUTNAM                                    REQUEST FOR
HARTFORD                                  VARIABLE ANNUITY
CAPITAL                                   CONTRACT
MANAGER
PLUS





MAIL DOCUMENTS TO:                     QUESTIONS?

HARTFORD LIFE INSURANCE COMPANIES      CALL PUTNAM INSURANCE PRODUCTS
FIRST CLASS & U.S.P.S. EXPRESS:        SERVICES TOLL FREE AT 1-800-521-0538.
Hartford Life - IPS
P. O. Box 5085                         REMEMBER
Hartford, CT 06102-5085
                                       KEEP A COPY OF ALL DOCUMENTS FOR
PRIVATE EXPRESS DELIVERY:              YOUR FILE.
Hartford Life - IPS
200 Hopmeadow Street
Simsbury, CT 06089


PUTNAM INVESTMENTS

xxxxx 91237 2/00
PCMAPP99
Printed in U.S.A.


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                         FOR ALL STATES EXCEPT NEW YORK

Putnam         / / HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
Hartford       / / HARTFORD LIFE INSURANCE COMPANY                     [GRAPHIC]
Capital                                                            HARTFORD LIFE
Manager        REQUEST
Plus           for Variable Annuity Contract                  PUTNAM INVESTMENTS

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1 CONTRACT OWNER                                                             SS#/TIN |_|_|_| |_|_| |_|_|_|_|
                                   -----------------------------------------
  If no Annuitant is specified     Name                                      Date of birth  |_|_| |_|_| |_|_|
  in section 3, the Contract                                                                Month  Day   Year
  Owner will be the Annuitant.     -----------------------------------------
                                   Street Address
                                                                             / /Male / /Female / /Trustee / /CRT
                                   -----------------------------------------
                                   City            State            Zip      Phone # |_||_|_| |_|_|_| |_|_|_|_|

                                   Ownership Type / /Individual / /Trust / /UGMA / /UTMA / /NRA / /CRT / /Corporation / /Other

  ----------------------------------------------------------------------------------------------------------------------------
2 JOINT CONTRACT                                                             SS#/TIN |_|_|_| |_|_| |_|_|_|_|
  OWNER                            -----------------------------------------
  (If any)                         Name                                      Date of birth  |_|_| |_|_| |_|_|
                                                                                            Month  Day   Year
                                   ------------------------------- / /Male
                                   Relationship to Contract Owner  / /Female

  ----------------------------------------------------------------------------------------------------------------------------
3 ANNUITANT                                                                  SS#/TIN |_|_|_| |_|_| |_|_|_|_|
  Complete only if different       -----------------------------------------
  from the Contract Owner          Name                                      Date of birth  |_|_| |_|_| |_|_|
  in section 1.                                                                             Month  Day   Year
                                   -----------------------------------------
                                   Street Address
                                                                             / /Male / /Female
                                   -----------------------------------------
                                   City            State            Zip
  ----------------------------------------------------------------------------------------------------------------------------
4 CONTINGENT
  ANNUITANT                        -------------------------------------------------------------------------------------------
                                   Name                                      Relationship to Contract Owner

  ----------------------------------------------------------------------------------------------------------------------------
5 BENEFICIARY(IES)

                                   -------------------------------------------------------------------------------------------
                                   Designated Name(s)                        Relationship to Contract Owner        Percentage

                                   -------------------------------------------------------------------------------------------
                                   Contingent Name(s)                        Relationship to Contract Owner        Percentage

  ----------------------------------------------------------------------------------------------------------------------------
6 PLAN PAYMENT                     A. NONQUALIFIED / /Initial purchase / /1035(a) Tax-free exchange  Cost basis $_________
  TYPE                                                                   (Please provide cost basis.)
  (Complete section A or B.)       B. QUALIFIED / /New contribution / /Transfer / /Rollover Contribution for tax year ________

                                   INDIVIDUALLY OWNED                           EMPLOYER PLAN / /Allocated
                                   -------------------------------------------------------------------------------------------
                                   / /Traditional IRA / /Roth IRA / /SEP IRA / /401(k) / /401(a) / /Keogh/HR-10
                                   -------------------------------------------------------------------------------------------
                                   / /Custodial IRA / /403(b) / /Simple IRA / /Other__________________________________


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7 INVESTMENT                    Make checks payable to Hartford Life Insurance Companies.
  SELECTION                     Initial $___________________
                                Monies remitted via / /Check   / /Wire   / /1035(a)   / /Tax-qualified transfer

Please check selected           / /Putnam American Government             ______%  / /Putnam Investors                   ______%
subaccount(s) and indicate      / /Putnam Asia Pacific Growth             ______%  / /Putnam Money Market                ______%
whole percentage allocations.   / /Putnam Diversified Income              ______%  / /Putnam New Opportunities           ______%
The initial premium will be     / /The George Putnam Fund                 ______%  / /Putnam New Value                   ______%
allocated as selected here.     / /Putnam Global Asset Allocation         ______%  / /Putnam OTC & Emerging Growth       ______%
                                / /Putnam Global Growth                   ______%  / /Putnam Research                    ______%
                                / /Putnam Growth and Income               ______%  / /Putnam Small Cap Value             ______%
                                / /Putnam Growth Opportunities            ______%  / /Putnam Utilities Growth and Income ______%
                                / /Putnam Health Sciences                 ______%  / /Putnam Vista                       ______%
                                / /Putnam High Yield                      ______%  / /Putnam Voyager                     ______%
                                / /Putnam Income                          ______%  / /Fixed Accumulation Feature         ______%
                                / /Putnam International Growth            ______%  / /
                                / /Putnam International Growth and Income ______%     ------------------------------     ______%
                                / /Putnam International New Opportunities ______%  / /Dollar Cost Averaging Plus Program*______%
                                                                                      (See Section 9 for details.)
                                                                                                                   Total  100  %
                                                                                                                         ------
                                                                                   * Not available in OR (applies to Fixed
                                                                                   Accumulation Feature and the DCA Plus Program)
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8 PUTNAM                        / /Moderate -- 65% equities, 35% fixed income         / /Custom
  AUTOMATIC                     / /Aggressive -- 80% equities, 20% fixed income          If a custom model is
  REBALANCING                   / /Flagship -- 100% equities                             created, you must complete
  PROGRAM                       Putnam model portfolios are rebalanced quarterly.        and sign the separate form
                                                                                         in the back of the booklet.

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9 DOLLAR COST                   Transfer to (select investment option)  Percent per transfer  Minimum Investment: $5,000 ($2,000
  AVERAGING                                                                                   for IRAs)
  PLUS PROGRAM+                 ------------------------------          -----------%
                                                                                              Transfer Frequency: Monthly
                                ------------------------------          -----------%
                                                                                              Program Options: / /6-month program*
                                ------------------------------          -----------%                           / /12-month program**

                                ------------------------------          -----------%
                                                                        TOTAL = 100%
                                                               ______________
                                Number of occurrences (3-12)  |______________|
                                DCA Plus Program length: Minimum 3 months, maximum 12 months.

                                *  All assets must be transferred into the Capital Manager Plus subaccounts within 3 to 6 months from the date of enrollment.
                                ** All assets must be transferred into the Capital Manager Plus subaccounts within 7 to 12 months from the date of enrollment.
                                +  May not be available in all states.
AUTHORIZATION

My initials indicate that I have received a Putnam Hartford Capital Manager Plus Prospectus and have authorized the program selected above. The program selected above may be terminated or modified at any time by me or Hartford Life Insurance Company by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender. In the unlikely event that another financial transaction request is received on the transfer/surrender date, Hartford Life may delay processing the scheduled transfer/surrender if enrolling in the Automatic Income Program.

> Contract Owner's initials _______________ > Joint Contract Owner's initials_______________


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10 OPTIONAL                     / /Yes (There is an additional 0.15% annual fee for this choice.)
   DEATH BENEFIT                If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please refer to the prospectus for complete details regarding the death benefit.



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11 OWNER(S')                       The following states require the applicant to acknowledge the information below
   ACKNOWLEDGE-                    that pertains to his or her specific state. Check the appropriate box for your
   MENTS                           resident state, sign and date the bottom of section 13.

                                / /ARKANSAS, / /KENTUCKY, / /MAINE, / /NEW MEXICO, / /OHIO, / /OREGON, / /PENNSYLVANIA
                                   Any person who knowingly and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any false materials thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                                / /ARIZONA Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

                                / /COLORADO It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or mis-leading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
                                   Division of Insurance within the Department of Regulatory Services.

                                / /DISTRICT OF COLUMBIA WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

                                / /FLORIDA Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

                                / /LOUISIANA Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly pre-sents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                                / /NEW JERSEY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.
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12 Will the annuity applied for replace one or more existing annuity or life insurance contracts?
                                                                        / /Yes / /No (If yes, explain in Special
                                                                                     Remarks, section 12.)

   Have you purchased another annuity during the current calendar year? / /Yes / /No

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13 SPECIAL REMARKS




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14 / /RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED.
      If not checked, the appropriate prospectus will be mailed to you.          Signed at _____________ on _____________

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief. I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.


> Contract Owner's signature ________________________________ > Joint Contract Owner's signature _______________________________

Do you, as Agent, have reason to believe the contract applied for will replace existing annuities or insurance?  / /Yes / /No

                                                                            ____________________________________________________
                                                                            Broker/Dealer
Licensed Agent ___________________________________________________________
               Signature                              Print name            ____________________________________________________
                                                                            Address
               ___________________________________________________________
               Licensed I.D. # (for Florida agents only)                    ____________________________________________________
                                                                            Telephone

FOR BROKER USE ONLY -- Contact your home office for program information.
/ /Program A / /Program B / /Program C Once selected, program cannot be changed.    Field office code___________ Staff code |_|_|



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